Lyle B. Stewart, P.C.
                            3751 South Quebec Street
                             Denver, Colorado 80237
                               Tel.: 303-267-0920
                                Fax: 303-267-0922

                                                                    May 22, 2000



United States Securities and Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.

Judiciary Plaza
Washington, D.C.  20549-1004

         Re:      The Quizno's Corporation
                  Commission File No. 000-23174
                  Definitive Proxy Material

Dear Sir or Madam:

        On behalf of my client, The Quizno's Corporation (the "Corporation"), and pursuant to Rule 101(a)(1)(iii) under Regulation S-T promulgated by the U.S. Securities and Exchange Commission, we are filing herewith the definitive copy of the Proxy Statement and form of Proxy Card relating to the upcoming annual meeting of the Corporation, scheduled for June 22, 2000. The form of Proxy Card is attached at the end of the enclosed Proxy Statement. The Company will mail its definitive Proxy Statement to its shareholders, accompanied by a copy of its Annual Report to Shareholders on or about May 22, 2000.

        Copies of the two compensation plans regarding which the shareholders are being asked to vote at the upcoming Annual Meeting and about which information is included in the Proxy Statement, the Restated and Amended Directors and Advisors Stock Option Plan and the Class D Subordinated Convertibles Preferred Stock, are attached hereto, as Exhibit A and Exhibit B, respectively, after the form of Proxy Card, as required by Item 10 of Schedule 14A. As also required by Instruction 5 of Item 10, the Commission is advised that the Corporation will file a new registration statement pursuant Paragraph E of the General Instructions to Form S-8, incorporating the contents of the currently effective Registration Statement on Form S-8 (Reg. No. 333-94215), which registers the shares to be issued upon the exercise of options granted under the Restated and Amended Non-Employee Directors and Advisors Stock Option Plan, promptly after the Annual Meeting, if the proposal to increase the authorized shares under that Plan is approved.

        If you have any questions with respect to this filing, please contact the undersigned at the telephone numbers above.

                                       Very truly yours,
                                      /s/ Lyle B. Stewart

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                             [Amendment No. ______]

Filed by Registrant  X

Filed by a Party other than the Registrant  __

         Check the appropriate box:

__       Preliminary Proxy Statement

__       Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

X        Definitive Proxy Statement

__       Definitive Additional Materials

__       Soliciting Material Pursuant to Sec. 240.14a-11(c) or  Sec. 240.14a-12

         The Quizno's Corporation
         -----------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

         The Quizno's Corporation
         -----------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

X        No fee required.

__ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)  Title of each class of securities to which transaction applies:

         2)  Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. Set forth amount on which filing fee is calculated and state how it was determined.

         4)  Proposed maximum aggregate value of transaction:

         5)  Total fee paid:


__       Fee paid previously with preliminary materials.

__ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

         2)  Form Schedule or Registration Statement No.:

         3)  Filing Party:

         4)  Date Filed:

                            THE QUIZNO'S CORPORATION
                               1415 Larimer Street
                             Denver, Colorado 80202
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  June 22, 2000

To the Shareholders of
The Quizno's Corporation:

        The 2000 Annual Meeting of Shareholders (the "Annual Meeting") of The Quizno's Corporation, a Colorado corporation (the "Company"), will be held on Thursday, June 22, 2000, at 10:00 a.m. (Denver time), at the Oxford Hotel, 1600 17th Street, Denver, CO 80202, for the following purposes:

        1) to elect six directors of the Company to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified;

        2) to ratify and approve an increase from 200,000 to 300,000 in the number of shares of the Company's Common Stock, reserved for issuance upon exercise of options pursuant to the Company's Restated and Amended Non-Employee Directors and Advisors Stock Option Plan;

        3) to ratify and approve the creation of the Company's Class D Subordinated Convertible Preferred Stock, reserved for sale to a limited number of highly qualified employees as an incentive to continue as their employment with the Company;

        4) to ratify the selection by the Board of Directors of Ehrhardt Keefe Steiner & Hottman PC as independent auditors of the Company for the fiscal year 2000; and

        5) to transact such other business as may properly come before the Annual Meeting, or any adjournment(s) or postponement(s) thereof.

        The Board of Directors has fixed the close of business on Monday, May 15, 2000, as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. A complete list of shareholders entitled to vote at the Annual Meeting will be available, upon written demand, for inspection during normal business hours by any shareholder of the Company prior to the Annual Meeting, for a proper purpose, at the Company's offices located at the address set forth above. Only shareholders of record on the record date are entitled to notice of, and to vote at, the Annual Meeting and any and all adjournments or postponements thereof.

        A copy of the Company's Annual Report to Shareholders for the fiscal year ended September 30, 1999, a Proxy Statement and a proxy card accompany this notice. These materials will be sent to shareholders on or about May 19, 2000.

        Shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly. If you choose, you may still vote in person at the Annual Meeting even though you previously submitted a proxy card.

                                            By Order of the Board of Directors,



Denver, Colorado                            RICHARD F. SCHADEN
May 19, 2000                                Secretary

                            THE QUIZNO'S CORPORATION

                               1415 Larimer Street
                             Denver, Colorado 80202

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                           To Be Held on June 22, 2000

        This Proxy Statement and the accompanying proxy card are being furnished to the shareholders of The Quizno's Corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company (the "Board") for use at its 2000 Annual Meeting of Shareholders to be held on Thursday, June 22, 2000, at 10:00 a.m. (Denver time), at the Oxford Hotel, 1600 17th Street, Denver, Colorado 80202, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"). This Proxy Statement, the accompanying proxy card and the Company's Annual Report to Shareholders for the fiscal year ended September 30, 1999 (the "Annual Report"), will be mailed to shareholders on or about May 19, 2000. The Annual Report is not incorporated by reference into the Proxy Statement, and is not to be considered a part of the Company's proxy solicitation materials.

                            PURPOSE OF ANNUAL MEETING

        At the Annual Meeting, shareholders will be asked to (i) elect six directors of the Company to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified; (ii) ratify and approve an increase from 200,000 to 300,000 in the number of shares of the Company's common stock, par value $.001 per share (the "Common Stock"), reserved for issuance upon exercise of options pursuant to the Company's Non-Employee Directors and Advisors Stock Option Plan; (iii) ratify and approve the creation of the Company's Class D Subordinated Convertible Preferred Stock, reserved for sale to a limited number of highly qualified employees as an incentive to continue as their employment with the Company; (iv) ratify the selection by the Board of Ehrhardt Keefe Steiner & Hottman, P.C. as the Company's auditors for the year ending September 30, 2000 ("Fiscal 2000"); and (v) transact such other business as may properly come before the Annual Meeting. The six candidates receiving the most votes shall be elected, if a quorum is present. The proposals in items (ii) and (iii) above will be approved by shareholders if a majority of votes present or represented and entitled to vote at the meeting vote in favor of the proposals. Action on the other matters to be voted upon will be approved by the shareholders if the number of votes cast for the action exceeds the number of votes cast against the action, and a quorum is present. The Board recommends a vote "FOR" the election of the six nominees for director of the Company listed below, the approval of the proposals in items (ii) and (iii) above, and the ratification of Ehrhardt Keefe Steiner & Hottman, P.C. as the Company's auditors for Fiscal 2000.

                            QUORUM AND VOTING RIGHTS

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Only shareholders of record at the close of business on Monday, May 15, 2000 (the "Record Date"), will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 2,986,721 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock as of the Record Date are entitled to one vote for each share held.

        All shares of Common Stock represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If no such instructions are indicated, such shares will be voted in favor of (i.e., "FOR") the election of the nominees for director of the Company listed below, the approval of the proposals in items (ii) and (iii) above, and the ratification of Ehrhardt Keefe Steiner & Hottman, P.C. as the Company's auditors for Fiscal 2000. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of a vote on matters identified in items (i) and (iv) above, although both will count towards the presence of a quorum. In voting on the proposals described in items (ii) and (iii), abstentions will be treated as "no" votes, and broker non-votes will again not be counted as votes cast. Any shareholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. A proxy may be revoked prior to exercise by (a) filing with the Company a written revocation of the proxy, (b) appearing at the Annual Meeting and casting a vote contrary to that indicated on the proxy or (c) submitting a duly executed proxy bearing a later date.

        The cost of preparing, printing, assembling and mailing this Proxy Statement and other material furnished to shareholders in connection with the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers, directors and regular employees of the Company may solicit proxies by written communication, by telephone, telegraph or personal call. Such persons are to receive no special compensation for any solicitation activities. The Company will reimburse banks, brokers and other persons holding Common Stock in their names, or those of their nominees, for their expenses in forwarding proxy solicitation materials to beneficial owners of Common Stock.

                             PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information regarding beneficial ownership of the Company's equity securities (common stock and four classes of preferred stock) as of May 15, 2000, (a) by each person known to the Company to own beneficially more than 5% of the Company's Common Stock, (b) each of the Company's Named Officers and directors and (c) by all executive officers and directors of the Company named herein as a group.

                                                            Preferred
                                Common       Common           Stock
                                 Stock        Stock         Owned and
 Name and Address               Owned(1)    Percentage      Percentage
---------------------------   -----------   -----------     ----------

Richard E. Schaden             860,877(2)      28.0%           (6)
1415 Larimer Street
Denver, CO  80202

Richard F. Schaden             921,470(2)      29.4%           (6)
11870 Airport Way
Broomfield, CO  80021

Retail & Restaurant            415,056(3)      12.2%            0
Growth  Capital, L.P.
10000 N. Central Expressway
Suite 1060
Dallas, TX  75231

Brad A. Griffin                 5,000(4)         *             (6)
207 Canyon Blvd.
Suite 300
Boulder, CO 80302

Mark L. Bromberg               14,000(4)         *              0
1801 Kings Isle Drive
Plano, TX  75093

J. Eric Lawrence               16,000(4)         *              0
10000 N. Central Expressway
Suite 1060
Dallas, TX  75231

Frederick H. Schaden           28,000(4)         *             (6)
100 South Wacker Drive
 Suite 860
Chicago, IL   60606

Robert W. Scanlon               5,948(5)         *              0
1415 Larimer Street
Denver, CO 80202

Sue A. Hoover                  24,982(5)        *              0
1415 Larimer Street
Denver, CO 80202
                               26,131(5)         *              0
Patrick E. Meyers
1415 Larimer Street
Denver, CO 80202

All Executive Officers and      1,916,059      57.6 %          (6)
Directors  as a Group (11
persons)
------------------------
* Less than 1% of shares outstanding

Footnotes on next page.

(1) The persons named in the table have sole voting power with respect to all shares of Common Stock shown as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within sixty (60) days from the date hereof, upon the exercise of options or warrants or conversion of convertible securities. The record ownership of each beneficial owner is determined by assuming that options or warrants or convertible securities that are held by such person and that are exercisable or convertible within sixty (60) days have been exercised or converted. The total outstanding shares used to calculate each beneficial owner's percentage also assumes such options, warrants or convertible securities have be exercised or converted. Our Class A Cumulative Convertible Preferred Stock, Class C Cumulative Convertible Preferred Stock and Class E Cumulative Convertible Preferred Stock are currently convertible into Quizno's Common Stock.

(2) Richard E. Schaden and Richard F. Schaden beneficially own, through a voting trust pursuant to which they are joint voting trustees, 1,547,334 shares of our common stock and 146,000 shares of our Class A Cumulative Convertible Preferred Stock, and 4,000 shares of our common stock owned by a family member for which the voting trust holds sole voting power. The remaining duration of the voting trust agreement is 4 years, subject to extension. In the table, beneficial ownership of shares owned by the voting trust have allocated equally to each of them. Richard E. Schaden, individually, beneficially owns 784 shares of our common stock allocated to him under our 401(k) Plan, 4339 shares of our common stock held in his own name, 5,087 shares of our common stock represented by currently exercisable stock options, and 2,000 shares of our common stock owned by a family member for which he holds sole voting power. Richard F. Schaden, individually, beneficially owns 34,000 shares of our Class C Cumulative Convertible Preferred Stock, 4,000 shares of our common stock represented by currently exercisable stock options, and 34,803 shares of our Class E Cumulative Convertible Preferred Stock.

(3) Retail & Restaurant Growth Capital, L.P. ("RRGC"), in connection with a loan to us that has since been repaid, has been issued two Warrants by us. One is exercisable for 372,847 shares of Common Stock at an exercise price of $3.10, subject to adjustment in certain circumstances. The other is exercisable for 42,209 shares of Common Stock at an exercise price of $5.00 per share, subject to adjustment in certain circumstances.

(4) All of the shares indicated as owned by Messrs. Lawrence, Bromberg, and Griffin may be acquired through the exercise of stock options. All of the shares indicated as owned by Mr. Frederick Schaden may be acquired through the exercise of stock options or conversion of Class C Convertible Preferred Stock by the holder.

(5) Robert W. Scanlon, individually, beneficially owns 473 shares of our common stock allocated to him under our 401(k) Plan, 1,475 shares of our common stock held in his own name, and 4,000 shares of our common stock represented by currently exercisable stock options. Sue A. Hoover, individually, beneficially owns 709 shares of our common stock allocated to her under our 401(k) Plan, 11,873 shares of our common stock held in her own name, and 12,400 shares of our common stock represented by currently exercisable stock options. Patrick E. Meyers, individually, beneficially owns 158 shares of common stock allocated to him under our 401(k) Plan, 3,973 shares of our common stock held in his own name, and 22,000 shares of our common stock represented by currently exercisable stock options.

(6) The Company has issued and outstanding four classes of Convertible Preferred Stock, the Class A Cumulative Convertible Preferred Stock (the "Class A Preferred"), the Class C Cumulative Convertible Preferred Stock (the "Class C Preferred"), the Class D Subordinated Convertible Preferred Stock (the "Class D Preferred"), and the Class E Cumulative Convertible Preferred Stock (the "Class E Preferred"). There are 146,000 shares of Class A Preferred outstanding: 50% are beneficially owned by Richard F. Schaden and 50% are beneficially owned by Richard E. Schaden. There are 167,000 shares of Class C Preferred outstanding: 34,000 shares or 20.4% are held by Richard F. Schaden, 5,000 shares or 2.7% are held by Brad A. Griffin, and 2,000 shares or 1.1% are held by Frederick H. Schaden. There are 4,000 shares of Class D Preferred outstanding. There are 59,480 shares of Class E Preferred outstanding: 34,803 shares or 59% are held by Richard F. Schaden and 1,473 shares or 2.5% are held by John L. Gallivan. Among all Executive Officers and Directors as a group, the following preferred shares are beneficially owned: 100% of the Class A Preferred, 41,000 shares or 24.2% of the Class C Preferred, and 36,276 shares or 61% of the Class E Preferred. None of these classes of preferred stock are publicly traded or registered under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended.

                              ELECTION OF DIRECTORS

Nominees

        The Board currently consists of six (6) members: Richard E. Schaden, Richard F. Schaden, Frederick H. Schaden, Mark L. Bromberg, J. Eric Lawrence and Brad A. Griffin. Richard E. Schaden is the son of Richard F. Schaden. Frederick
H. Schaden is the brother of Richard F. Schaden. The Board proposes that the six current directors, listed below as nominees, be re-elected as directors of the Company to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified. Each nominee has consented to serve, if elected to the Board. In the event that any nominee is unable to serve as a director at the time of the Annual Meeting (which is not expected), proxies with respect to which no contrary direction is made will be voted "FOR" such substitute nominee as shall be designated by the Board to fill the vacancy.

        The names of the nominees, their ages at the Record Date and certain other information about them are set forth below:

     Nominee                 Age         Position(s) with Company                Director Since
---------------------    -----------     -----------------------------------     --------------

Richard E. Schaden            36         President, Chief Executive Officer           1991
                                         and Director

Richard F. Schaden            62         Vice President, Secretary and                1991
                                         Director

Frederick H. Schaden          53         Director                                     1993

J. Eric Lawrence              33         Director                                     1997

Mark L. Bromberg              49         Director                                     1997

Brad A. Griffin               50         Director                                     1999

        Mr. Richard E. Schaden has been President and a Director of the Company since its inception on January 7, 1991. Mr. Schaden had been a principal and the chief operating officer of Schaden & Schaden, Inc., a company that owned and operated Quizno's franchised restaurants from 1987 to 1994 when it was sold to the Company. Mr. Schaden graduated Magna Cum Laude from the University of Colorado with a degree in Business Management and Finance. See "Certain Transactions."

        Mr. Richard F. Schaden has been a Vice President, Secretary and a Director of the Company since its inception on January 7, 1991. Mr. Schaden had been a principal of Schaden & Schaden, Inc., a company that owned and operated Quizno's franchised restaurants from 1987 to 1994 when it was sold to the Company. Mr. Schaden is the founding partner of the law firm of Schaden, Katzman & Lampert with offices in Bloomfield Hills, Michigan and Broomfield, Colorado. Mr. Schaden graduated from the University of Detroit with a Bachelor of Science in Aeronautical Engineering, received his Juris Doctorate from the University of Detroit Law School and is an internationally known, well-published attorney, specializing in aviation law. Prior to entering the legal profession, Mr. Schaden was an aeronautical engineer for Boeing Aircraft and Continental Aviation and Engineering. Mr. Schaden has been on the board of numerous private companies. See "Certain Transactions."

        Mr. Frederick H. Schaden is an Executive Vice President of the Automotive Consulting Group of Aon Consulting, Inc. Aon Consulting, Inc. is a subsidiary of Aon Corporation, a publicly held company with annual revenues of over $7 billion. He has been employed by Aon for over 25 years and has served as a senior officer of its affiliates since 1981. Mr. Schaden earned a B.S. in Business Administration from Xavier University in Cincinnati, Ohio. See "Certain Transactions."

        Mr. J. Eric Lawrence has been the General Partner of Retail & Restaurant Growth Capital, L.P. ("RRGC"), a $60 million investment fund focused on providing growth and expansion capital to small businesses in the retail and restaurant industries, since December 1995. RRGC is a Small Business Investment Company, federally licensed by the Small Business Administration. RRGC loaned $2,000,000 to the Company in 1996, which has been paid in full, and Mr. Lawrence serves on the Board pursuant to a contractual arrangement between the Company and RRGC. Mr. Lawrence has been extensively involved in the analysis of the financial, operational and managerial aspects of retail and restaurant companies throughout his career. Prior to RRGC, he served as Vice President of Strategic Retail Ventures, Inc., a boutique financial consulting and private investment firm focusing on the needs of specialty retail and restaurant companies from March 1993 to December 1995. Prior to SRV, Mr. Lawrence was a Senior Consultant with Arthur Andersen, in Dallas, Texas. Mr. Lawrence is a licensed C.P.A., and is a graduate of Southern Methodist University with a B.B.A. in Accounting and Minor in Economics, which included study abroad at Oxford University, Oxford, England.

        Mr. Mark L. Bromberg has been a self-employed management consultant providing strategic planning, positioning and senior management consulting services to the hospitality industry, for over five years. Mr. Bromberg is the former President & CEO of East Side Mario's Restaurants Inc., the Dallas based subsidiary of Pepsico which he grew from one restaurant in 1988 to 30 in 1993 when it was sold to Pepsico. Mr. Bromberg has been the founder and President of a number of causal dining restaurant chains, including Mr. Greenjeans, Ginsberg & Wong and Lime Rickey's and served as President of Prime Restaurant Group, the largest privately-held restaurant chain in Canada. He holds a B.S. and an M.B.A. from Cornell University and remains highly involved in foodservice education as a curriculum advisor and guest lecturer. He is a past chairman of the Canadian Restaurant and Foodservice Association and is a past director of the National Restaurant Association of the U.S. Mr. Bromberg was elected to the Board of Directors pursuant to a contractual arrangement with RRGC that required the election of an additional Board member acceptable to RRGC.

        Mr. Brad A. Griffin has been the managing director of GriffCo Development, which develops, builds, leases and manages commercial and retail real estate, since 1994. He is also the managing director of Oasis Investment, a company that manages investment assets and trades Nasdaq and exchange listed stocks and options.

Board Committees and Meetings

        Messrs. Richard E. Schaden, Bromberg and Frederick Schaden are members of the Audit Committee of the Board of Directors. There is no Compensation Committee or Nominating Committee of the Board of Directors.

        The Board held a total of three regular meetings and seven special meetings during fiscal 1999.

        During fiscal 1999, the Audit Committee held one meeting. The Audit Committee is primarily responsible for reviewing recommendations made by the Company's independent auditors and evaluating the Company's adoption and implementation of such recommendations.

        During fiscal 1999, all members of the Board attended over 75% of the aggregate number of regular and special meetings of the Board and of their respective committees.

Director Compensation

        Directors who are not officers or employees of the Company are paid $500 per day for each Board and Committee meeting they attend and they are reimbursed for their reasonable expenses of attending such meetings. In addition, all directors receive an annual grant of options to purchase 4,000 shares of Company Common Stock, which immediately vest.

        During fiscal 1999, we paid each of our four non-employee directors $1,500 (except for J. Eric Lawrence, who was paid $1,000), as compensation for their attendance at regular Board and Committee meetings. For their service during fiscal 1999, these outside Directors each received a grant of options to purchase 4,000 shares of Common Stock that immediately vested. In addition, during fiscal 1999, a Special Committee of the Board of Directors, composed of two independent members of the Board of Directors, was constituted to review and evaluate a proposal to take our company private. Such proposal was ultimately withdrawn. For their service on such Committee, Mr. Mark Bromberg was paid $44,719, plus out-of-pocket disbursement, and Mr. Brownell Bailey (a former Director) was paid $43,226 plus out-of-pocket disbursements.

Advisory Board

        The Board of Directors have appointed three members to an Advisory Board of persons with substantial experience in areas of importance to the franchise restaurant industry and public companies. The Advisory Board members attend Board meetings and provide Directors with the benefit of their expertise. They do not vote on matters before the Board. They are compensated in the same manner as Directors who are not officers or employees of the Company are compensated. The three current members of the Advisory Board are Mr. Lewis G. Rudnick, Mr. Bruce H. Gulbas and Mr. Lyle B. Stewart. Their backgrounds are as follows:

        Lewis G. Rudnick is an internationally recognized authority on franchising and distribution law and has practiced in this area for 32 years. He is counsel to the International Franchise Association, was a member of the Governing Committee of the American Bar Association Forum on Franchising from 1977-1984 and served as Forum Chairman from 1981-1983. He is an editor of the Journal of International Franchising and Distribution Law and the Franchise Legal Digest, has authored and edited numerous articles and books on franchising law and is a frequent speaker on the topic of franchising and distribution law. He has testified before Congress and other legislative bodies on the subject of franchising.

        Bruce H. Gulbas has been the President and owner of National Restaurant Supply Co. since 1976. He is a graduate of the University of Texas where he obtained his BBA degree in marketing. He currently serves on the Boards of Directors of Food Service Dealers Association ("FEDA") and Allied Buying Corporation (a national food service equipment buying group). He is also a member of Young Presidents Organization (YPO).

        Lyle B. Stewart is an experienced securities attorney who has represented public companies for over 25 years. He has written articles for legal periodicals and spoken on securities law matters. He was appointed by the Governor of Colorado to the Colorado Securities Board in 1995 for a four-year term and served as its Chairman from 1995 to 1998. He has represented us as legal counsel since our initial public offering.

                               EXECUTIVE OFFICERS

        The following table sets forth (i) the names of the executive officers,
(ii) their ages, and (iii) the capacities in which they serve the Company:


Name                           Age                Position(s) with the Company
--------------------         ------     ----------------------------------------
Richard E. Schaden             36       President, Chief Executive Officer, and
                                         Chairman of the Board of Directors
Robert W. Scanlon              53       Executive Vice President for Development
Sue A. Hoover                  53       Executive Vice President for Corporate
                                         Communications
Robert Elliott                 43       Executive Vice President for Marketing
Richard F. Schaden             62       Vice President, Secretary and Director
Patrick E. Meyers              41       Vice President and General Counsel
John L. Gallivan               53       Chief Financial Officer, Treasurer and
                                         Assistant Secretary

Executive Officer's Biographical Information

        See "Director's Biographical Information" above for a description of the backgrounds of Richard E. Schaden and Richard F. Schaden.

        Robert W. Scanlon has been our Executive Vice President of Development since October 1998. Mr. Scanlon served as our Senior Vice President of Real Estate/Design & Construction from August 1997 through September 1998. He also served as our Senior Vice President of Concept Development and Design from January 1997 to July 1997 and as our Vice President of Nontraditional Development from May 1996 to December 1996. From June 1990 through April 1996, he was first Vice President of Sales and Marketing and later Vice President of Business Development for Carts of Colorado, located in Commerce City, Colorado, an equipment manufacturer. Mr. Scanlon graduated from the University of Texas, with a B.S. degree in 1973.

        Sue A. Hoover joined us as Director of Marketing in 1991. She was named Senior Vice President of Marketing in 1997 and was named an Executive Vice President in October 1998. In February 2000, she became our Executive Vice President for Corporate Communications. Ms. Hoover graduated from the University of Iowa with a B.A. in 1968.

        Robert Elliott became our Executive Vice President of Marketing in February 2000. Prior to joining us, he was a partner at Bozell Worldwide, Inc., an advertising agency in Detroit Michigan from 1997 to 1999, and on the marketing staff of Little Caesar Enterprises, Inc. for over 18 years, including serving as Vice President - Marketing from 1993 to 1997. Mr. Elliott graduated from Eastern Michigan University with a BBA degree in 1979.

        Patrick E. Meyers joined us in 1997. He had been an associate with the Denver law firm of Moye, Giles, O'Keefe, Vermeire & Gorrell since September 1991, and was selected as a partner of that firm in 1996. Before that he served as a judicial law clerk to a Justice of the Colorado Supreme Court from July 1990 to September 1991. Mr. Meyers received his J.D. degree from the University of California, Hastings College of Law and his B.A. degree from the University of Colorado - Denver. Mr. Meyers served as a director of the Company from 1993 to 1997, when he resigned to become a full-time employee of the Company.

        John L. Gallivan became our Chief Financial Officer in 1994. He was later elected Treasurer and Assistant Secretary. Prior to his joining the Company, he was a director and Executive Vice President of Grease Monkey Holding Corporation of Denver, a franchisor, owner, and operator of over 200 ten minute oil change and fluid maintenance centers in the U.S. and Mexico from 1979 through April 1994. He is a member of the Colorado Society and the American Institute of CPAs. He graduated from the University of Colorado at Boulder with a bachelors degree in accounting.

Executive Compensation

        Set forth below is information about the compensation of our Chief Executive Officer, and our four most highly compensated executive officers during fiscal 1999 other than the CEO (the "Named Officers"). Fiscal 1999 contained only nine months because we changed our fiscal year end to September 30 from December 31 during 1999.

        Summary Compensation Table. The following table provides certain summary information for fiscal 1999, 1998, and 1997, concerning compensation awarded or paid to, or earned by, the Named Officers:




                                                                                  Long-Term and Other
                                         Annual Compensation                          Compensation
                             ----------------------------------------       -------------------------------

                                                                                           Option 401(k) Plan
Name and Position              Year         Salary       Bonus              Shares(1)       Contribution(2)
-----------------              ----         ------       -----              ---------       ---------------

Richard E. Schaden,           12/31/97      $108,500    $125,731              4,000              $2,534
President and Chief           12/31/98      $181,452    $130,625              5,164              $2,000
Executive Officer              9/30/99      $196,710    $  1,500(3)          33,000              $2,329

Mark R. Larimie,              12/31/98      $ 35,865    $      0              8,000              $    0
Chief Operating Officer(4)     9/30/99      $112,450    $ 18,000             36,000              $    0

Robert W. Scanlon,            12/31/97      $ 79,998    $ 13,276              4,000              $1,168
Executive Vice President of   12/31/98      $ 85,783    $ 28,115              5,164              $3,418
Development                    9/30/99      $ 78,000    $ 10,289              9,000              $5,885

Sue A. Hoover,                12/31/97      $ 33,000    $      0              4,000              $  654
Executive Vice President      12/31/98      $ 90,479    $ 13,968              9,164              $3,016
of Marketing                   9/30/99      $ 73,125     $20,826              6,000              $3,962

Patrick E. Meyers,            12/31/97      $68,546       $1,500              8,000              $    0
Vice President and General    12/31/98      $84,000     $ 24,674              5,164              $    0
Counsel                        9/30/99      $72,768     $ 24,632             14,000              $2,500

Richard F. Schaden,           12/31/97      $83,500     $ 75,439                  0              $    0
Vice President and            12/31/98      $83,500     $ 78,375                  0              $    0
Secretary                      9/30/99      $62,625     $      0(3)               0              $    0



  ------

(1) As an incentive for our eligible employees to work to enhance our performance and assure our future success, we grant options to purchase shares of Common Stock to successful employees from time to time under our Employee Stock Option Plan. All options indicated in this table have been granted under that Plan.

(2) We provide our employees with a 401(k) Employee's Savings Plan, pursuant to which we contribute to each eligible employee's account an amount equal to 100% of such employee's annual contribution, up to 6% of such employee's total annual compensation. We have issued shares of Common Stock for 50% our annual contribution to each account under the 401(k) Plan.

(3) The Company is contractually obligated to pay both Mr. Richard E. Schaden and Mr. Richard F. Schaden a bonus based upon any positive increase in earnings before interest, taxes, depreciation and amortization for each full calendar year over the level of such amount for the prior full calendar year during the term of their respective employment agreements. See "Employment Contracts" below. During 1999, there was a change in accounting principle resulting from a change in the Securities and Exchange Commission's position regarding the recognition of area director fees as income. The Commission's position shifted from one permitting immediate recognition to one requiring amortization of such fees into income over several years. As a result, we took a charge against earnings in fiscal 1999 of $2,769,592. The impact on the Schadens from this change was that they received no bonuses under their employment contracts for fiscal 1999. However, in future years a portion of their bonuses will result from amortized income from area director fees that had been taken into income, and therefore counted towards their bonuses in years prior to the accounting change and the charge against income described above.

(4) Mr. Larimie left the employment of the Company after the end of fiscal 1999.


Stock Option Awards. We adopted our Employee Stock Option Plan (the "Employee Plan") in 1993. The purposes of the Employee Plan are to enable us to provide opportunities for certain officers and key employees to acquire a proprietary interest in us, to increase incentives for such persons to contribute to our performance and further success, and to attract and retain individuals with exceptional business, managerial and administrative talents, who will contribute to our progress, growth and profitability. As of March 31, 2000, we had issued 109,596 shares upon exercise of options under the Employee Plan and have 560,404 shares currently reserved for issuance under the Employee Plan.

Options granted under the Employee Plan include both incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options ("NQOs"). Under the terms of the Employee Plan, all officers and employees of our company are eligible for ISOs. Our company determines in its discretion which persons will receive ISOs, the applicable exercise price, vesting provisions and the exercise term thereof. The terms and conditions of option grants do differ and are set forth in the optionees individual stock option agreement. Such options generally vest over a period of one or more years and expire after up to ten years. In order to qualify for certain preferential treatment under the Code, ISOs must satisfy the statutory requirements thereof. Options that fail to satisfy those requirements will be deemed NQOs and will not receive preferential treatment under the Code. Upon exercise, shares will be issued upon payment of the exercise price in cash, by delivery of shares of Common Stock, by delivery of options granted under the Employee Plan or a combination of any of these methods.

            Option information for fiscal 1999 relating to the Named
                          Officers is set forth below:

                                           Option Grants in Fiscal 1999
                                          ------------------------------
                                   Number of Shares
                                   of Common Stock         Percentage of Total
                                       Underlying          Options Granted to
                                   Options Granted in         Employees in         Exercise        Expiration
         Name                         Fiscal 1999             Fiscal 1999            Price             Date
--------------------------         -------------------     -------------------     ---------       -----------

Richard E. Schaden                       33,000                  13.3%               $7.975             (1)
Mark R. Laramie(2)                       36,000                  14.5%               $7.25              (1)
Robert W. Scanlon                         9,000                   3.6%               $7.25              (1)
Sue A. Hoover                             6,000                   2.4%               $7.25              (1)
Patrick E. Meyers                        14,000                   5.6%               $7.25              (1)
-----------

(1) One-third of all options granted to the Named Officers and others in 1999 vest on each of the second, third and fourth anniversary of the grant date, February 4, 1999, if the employee remains with our company on that date. Vested options terminate if not exercised on February 4, 2004 or 90 days after an employee leaves our company.

(2) Mr. Larimie left the employment of the Company after the end of fiscal 1999.

               Option Exercises and Year-End Values in Fiscal 1999


                                                           Number of Shares                 Value of Unexercised
                                                        Underlying Unexercised              In-the-Money Options
                                                          Options at Year-End                   at Year-End(1)
                          Shares          Value      -----------------------------    ------------------------------
      Name              Exercised       Realized     Exercisable    Unexercisable     Exercisable     Unexercisable
--------------------   -----------     ----------    ------------   --------------    ------------    --------------
Richard E. Schaden           0              0           4,961           34,291           $13,656          $ 3,240
Mark R. Laramie(2)           0              0           1,600           42,400           $   400          $24,280
Robert W. Scanlon        3,873        $11,619           4,000           14,291           $17,800          $26,743
Sue A. Hoover                0              0          16,273           12,891           $47,323          $19,269
Patrick E, Meyers            0              0          25,873           15,291           $97,979          $12,693
--------------

(1) The dollar values are calculated by determining the difference between $7.88 per share, the fair market value of the Common Stock at September 30, 1999, and the exercise price of the respective options.

(2) Mr. Larimie left the employment of the Company after the end of fiscal 1999.

        Employment Contracts. Richard E. Schaden has entered into an Employment Agreement with us that terminates on December 31, 2003. His contract provides that he will serve as our President and Chief Executive Officer. Mr. Schaden will devote his full time to company matters. His annual base salary is $220,000. Such amount may be adjusted from time to time by mutual agreement between Mr. Schaden and the Board of Directors. The contract provides an annual bonus equal to 10% of any positive increase in earnings before interest, taxes, depreciation and amortization for each full calendar year during the term of the agreement over the level of such amount for the prior full calendar year. Mr. Schaden will receive a monthly automobile allowance of up to $620.00 plus up to $150.00 for insurance coverage. He will also receive a per diem travel allowance of $30.00 per day while traveling on business. The contract provides that we will pay one-half of Mr. Schaden's medical insurance coverage and one-half of the cost of disability insurance. We will pay for $1,000,000 of term life insurance for Mr. Schaden, payable to his designated beneficiary. We may terminate the Employment Agreement for cause upon ninety days notice. Mr. Schaden may terminate the Employment Agreement upon ninety days notice.

Richard F. Schaden entered into an Employment Agreement with us in 1993 that terminated by its terms on December 31, 1998. At a Board Meeting on May 6, 1999, the Board of Directors approved the extension of Mr. Schaden's 1993 Employment Agreement for an additional two years, retroactive to January 1, 1999. This Agreement provides that he will serve as Vice President and Secretary of our company. Mr. Schaden will not devote his full time to company matters, but will devote such time to company matters as we request. His current base salary is $83,500 per year, which may be adjusted from time to time by mutual agreement between Mr. Schaden and the Board of Directors. Mr.

Schaden may take on special projects for us at the direction of the Board of Directors and receive additional compensation for such projects. The Agreement provides an annual bonus equal to 6% of any positive increase in earnings before interest, taxes, depreciation and amortization for each full calendar year during the term of the agreement over the level of such amount for the prior full calendar year. We may terminate the Agreement for cause upon ninety days' notice. Mr. Schaden may terminate the Employment Agreement upon ninety days' notice.

                              CERTAIN TRANSACTIONS

        On December 31, 1996, Retail & Restaurant Growth Capital, L.P. ("RRGC") made a $2,000,000 loan to our company, a portion of which was convertible into 372,847 shares of the our Common Stock, and with interest accrued at 12.75% per annum. If the loan were repaid before conversion, RRGC would receive a warrant to purchase the same number of shares of our Common Stock at $3.10 per share. On October 8, 1997, we and RRGC amended the loan agreement to provide for the conversion of $500,000 of the principal amount of the loan into 100,000 shares of our Class B Preferred Stock, reducing the outstanding principal amount of the loan to $1,500,000. The Class B Preferred Stock was non-voting, with a cumulative dividend of 12.75%. In connection with such amendment, we also issued a Warrant to RRGC that granted it the right to purchase up to 42,209 shares of the Common Stock at $5.00 per share. Such number of shares of Common Stock is subject to downward adjustment if we meet certain net income and other goals. In no case will the warrant be exercisable for less than 30,041 shares of the Common Stock. On January 6, 1999, we paid off the loan from RRGC, issued to RRGC the Warrant to purchase 372,847 shares of Common Stock referred to above and redeemed the Class B Preferred Stock held by RRGC.

        Effective October 1, 1994, a wholly-owned subsidiary of our company acquired by merger all of the assets and obligations of Schaden & Schaden, Inc., a Colorado corporation, or "SSI", owned by Richard E. Schaden and Richard F. Schaden. The assets of SSI included interests in several Quizno's Classic Subs restaurants and interests in two area directorships. The consideration paid by us to the Schadens, included $876,000 that was paid in our Class A Preferred Stock. The Class A Preferred Stock is non-voting, bears a 6.5% cumulative dividend, and became convertible on November 1, 1997 into 146,000 shares of the Common Stock. We may call the Class A Preferred Stock upon 60 days notice. During fiscal 1999 and 1998 each preferred shareholder received dividends of $28,470 annually.

        Richard F. Schaden and Frederick H. Schaden, directors of our company, each own an interest in Illinois Food Management, Inc. ("IFM") that owns approximately 50% of our Chicago Area Director. We also own approximately 12% of IFM. In fiscal 1998 and 1999, respectively, we paid the Area Director $139,358 and $142,634, respectively, as commissions on the sale of new franchises and royalties. In early 1996, IFM requested that we extend the payment terms relating to amounts owed to us by IFM as a result of its operations as an Area Director. As a result of such request, we agreed to defer payment of $63,547. IFM issued to us a promissory note in such amount payable over 6 years with an interest rate of 12% per annum. At September 30, 1999, $55,547 was owed to us on this promissory note. During fiscal 1998 and 1999, accrued interest payments on the note were $6,212 and $8,000, respectively. IFM is also indebted to us for $13,075 in connection with the resale of a Restaurant once operated by IFM. IFM is reducing this debt by offsetting commissions on royalty fees from that location paid to the managing Area Director. The debt is expected to be reduced to zero in approximately 26 months.

        In 1997, we purchased a Restaurant from a company in which Sue Hoover, our Executive Vice President of Corporate Communications, was a 42.5% shareholder. The purchase price was $80,000 of which $15,000 was paid in cash and $65,000 paid by issuance of a promissory note bearing interest at 11% and payable over four years. During fiscal 1998 and 1999, our company made payments pursuant to the promissory note totaling $18,993 and $14,245, respectively.

        On October 13, 1999, we purchased a 1997 Cessna Citation 525. As of the same date, we entered into an interchange agreement with Richard F. Schaden, P.C., which is 100% owned by Richard F. Schaden. Mr. Schaden, through his company, owns a 1980 Cessna 560 Citation V. Under the interchange agreement, the parties agreed to lease each aircraft to each other, on an as-needed basis, without charge, although the parties will pay the operational costs of the airplane. We also will pay Mr. Schaden or his company to provide services related to the airplane operations, including for pilot and management services. We do not anticipate that such payments will be material.

        We entered into a Development Agreement, dated November 4, 1999, with Pink Sand Corporation, which is principally owned by Richard F. Schaden, for the development rights to the United States Territory of Guam and the Commonwealth of the Northern Mariana Islands. The Development Agreement requires Pink Sand to open five Restaurants during the term of the Agreement. So long as Pink Sand meets the development schedule, it will have the exclusive rights to develop Restaurants in the territory. The development fee, paid upon execution of the Agreement, was $42,500. The fee equals one hundred percent of the first initial franchise fee and fifty percent of the aggregate initial franchise fees due for all of the other Restaurants that Pink Sand must develop under the Agreement. Each time Pink Sand signs a franchise agreement for a Restaurant to be developed within the territory, we will apply the Development Fee in increments equal to fifty percent of the initial franchise fee due for that Restaurant to reduce the additional amount Pink Sand must pay.

        In 1995, we sold the Area Director rights for the Detroit, Michigan area to a company wholly-owned by Richard F. Schaden. The fee paid to us was $150,000, which is consistent with the then fees received for the sale of area directorships to unaffiliated parties, and was paid in cash. During 1998, we paid the Area Director $27,664 in royalties. Mr. Schaden sold the area directorship in 1998 to an entity owned by Scott Adams, an employee of our company, and we approved the transfer of the area director marketing agreement.

        Thomas Schaden, a brother of Richard F. Schaden and Frederick H. Schaden, is in the insurance brokerage business and has acted as a broker for our insurance policies, including the directors and officers policies that we have purchased.

                 INCREASE OF SHARES RESERVED FOR ISSUANCE UNDER

              NON-EMPLOYEE DIRECTORS AND ADVISORS STOCK OPTION PLAN

        The Company adopted the Restated and Amended Non-Employee Directors and Advisors Stock Option Plan (the "Directors/Advisors Plan") in 1993. The purposes of the Directors/Advisors Plan are to enable the Company to attract, retain, and to provide incentives to non-employee directors and advisors who will serve and advise the Company regarding the establishment and satisfaction of long-term strategic objectives. The Board is recommending to the shareholders that the number of shares currently reserved for issuance under the Directors/Advisors Plan be increased by 100,000 shares to 300,000 shares.

        The Company has currently reserved 200,000 shares of its Common Stock for issuance upon the exercise of options granted or available for grant to non-employee directors and advisory board members under the Directors/Advisors Plan. As of May 1, 2000, such shares had an aggregate market value of $1,275,000. As of May 1, 2000, options to purchase 172,000 shares had been granted under this Plan. The exercise prices of granted options range from $3.44 to $7.63. The Board is recommending to the shareholders that the increase by the Board of Directors in the number of shares authorized and reserved for issuance under the Directors/Advisors Plan be ratified and approved.

        The Directors/Advisors Plan provides that any person who is a director of the Company or a member of the Advisory Board will be granted on January 1 of each year that such person serves in such capacity, options to purchase 4,000 shares of Company Common Stock at their fair market value on the date of the grant, subject to the overall limit of the number of shares issuable under the Directors/Advisors Plan. In the year of a director's election or an Advisory Board member's appointment, the option will be pro-rated to length of service in that year. Such options are immediately exercisable and expire ten years from the date of grant. Upon exercise, shares will be issued upon payment of the exercise price in cash, by delivery of shares of the Company's Common Stock, a combination of these two methods or by delivery of options granted under the Directors/Advisors Plan. Options which expire, or are canceled or terminated without having been exercised may, in the discretion of the Board, be re-granted to other non-employee directors or members of the Advisory Board under the Directors/Advisors Plan. All six directors and the three advisors are covered by the Directors/Advisors Plan. See "Election of Directors." Each of those nine persons will receive a grant of options covering 4,000 shares of Company Common Stock on January 1, 2001, if they then are serving on the Board or the Advisory Board.

        The Directors/Advisors Plan is administered by the Board of Directors. However, the Board has no authority to set terms or conditions of options and the Directors/Advisors Plan is a formula plan as described in Rule 16b-3 issued under the Act. The Board, without further adoption of the shareholders of the Company, except as may be required by the Code, may at any time suspend or terminate the Directors/Advisors Plan in whole or in part, or amend the Directors/Advisors Plan in such respects as the Board may deem appropriate in the best interests of the Company.

        Options issued under the Directors/Advisors Plan are NQOS. NQOs are not taxed upon grant. The optionee is taxed, as ordinary income, on the exercise of such option to the extent that fair market value on the date of exercise exceeds the exercise price. The optionee's basis for determining capital gain or capital loss upon the sale of the shares is the higher of their fair market value on the date of exercise and the exercise price. The Company is entitled to a deduction equal to the ordinary income realized by the optionee upon the exercise of NQOS.

                  APPROVAL OF ISSUANCE OF CLASS D SUBORDINATED
                           CONVERTIBLE PREFERRED STOCK

        In 1999, the Board of Directors approved the recommendation of management to create a class of Company convertible preferred stock that could be used to provide incentive to any of our employees and officers who have demonstrated outstanding efforts in benefiting our profitability, to continue their efforts on our behalf by providing such employees with the opportunity to purchase a substantial equity interest in the Company at a substantial discount. Pursuant to the requirements for listed companies of The Nasdaq Stock Market, Inc., which govern the Nasdaq SmallCap Market where our common stock is listed for trading, such an arrangement involving the issuance of common stock to officers of the Company requires shareholder approval, unless the arrangement is broad based among other employees. Thus, the Board of Directors is soliciting the shareholders approval of this arrangement.

        In 1999, four of our officers were offered the opportunity to purchase 1,000 shares of Class D Subordinated Convertible Preferred Stock, each at the purchase price of $3.00 per share. All four officers took advantage of this opportunity. One executive officer, Mark R. Laramie, was among those who made such purchases.

        The program approved by the Board of Directors authorizes 10,000 shares of Class D Subordinated Convertible Preferred Stock to be issued from time to time. The terms of the Class D Subordinated Convertible Preferred Stock provide that each share of Class D Preferred Stock shall be convertible into twenty-five
(25) shares of the Corporation's common stock, par value $.001 per share (the "Common Stock"), at any time after (i) the Corporation's earnings before income tax, depreciation and amortization for a fiscal year (excluding such earnings derived from extraordinary asset acquisitions after June 1, 1999, and nonrecurring or unusual transactions, as determined by our Chief Executive Officer) equal or exceed $12,000,000, and (ii) our Chief Executive Officer has approved such conversion (the "Conversion Vesting Date"), provided, however that in no case shall any such conversion be permitted to occur before March 31, 2001, or after the Redemption Date (defined below). Such conversion rights are subject to and protected by standard anti-dilution provisions.

        At the option of the Company, shares of Class D Preferred Stock may be redeemed, in whole or in part, on or after March 31, 2005, at a redemption price of $3.00 per share, so long as the holder of such shares of Class D Preferred Stock is given sixty (60) days notice prior to such redemption (the "Redemption Date"). The holder of record of each share of Class D Preferred Stock shall receive no dividends, whether in cash, stock or other property, except in case of liquidation or winding up of our corporate affairs.

        In the event of any voluntary or involuntary liquidation, or winding up of our affairs, the holders of the issued and outstanding Class D Preferred Stock shall be entitled to receive for each share, before any distribution of our assets shall be made to the holders of shares of common stock, a dollar amount equal to $3.00. The payment of such liquidation distribution shall be subordinated to the payment of required liquidation distributions on all other classes or series of preferred stock of the Company then outstanding, and shall only be paid if the payment of the required liquidation distributions have been made to all holders of any other classes or series of preferred stock then outstanding.

        Except as otherwise expressly provided in the Colorado Business Corporation Act, holders of Class D Preferred Stock shall have no right to vote for the election of directors or for any other purpose.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board has appointed Ehrhardt Keefe Steiner & Hottman PC, independent certified public accountants, as auditors to examine the financial statements of the Company for Fiscal 2000 and to perform other appropriate accounting services and is requesting ratification of such appointment by the shareholders. Ehrhardt Keefe Steiner & Hottman, P.C. has served as the Company's auditors since October 1993.

        A representative of Ehrhardt Keefe Steiner & Hottman PC is expected to attend the Annual Meeting and will have an opportunity to make a statement if he desires to do so and to respond to appropriate questions.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, our officers (including a person performing a policy-making function) and persons who own more than 10% of a registered class of our equity securities ("10% Holders") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities. Directors, officers and 10% Holders are required by SEC regulations to furnish us with copies of all of the Section 16(a) reports they file. Based solely upon such reports, we believe that during fiscal 1999 its directors, advisors, officers and 10% Holders complied with all filing requirements under Section 16(a) of the Exchange Act, except for Messrs. Mark R. Laramie, Mark L. Bromberg, J. Eric Lawrence, Frederick H. Schaden, Brownell E. Bailey (a former Director), and Lewis G. Rudnick, Bruce H. Gulbus and Lyle B. Stewart (Advisory Board members), who inadvertently failed to file their Forms 5 for fiscal 1999 in a timely manner, as a result of our change of the date of our fiscal year end.

                              SHAREHOLDER PROPOSALS

        Shareholders may submit proposals on matters appropriate for shareholder action at the Company's annual meetings consistent with regulations adopted by the SEC. For such proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2001 annual meeting, they must be received by the Company not later than January 31, 2001. Such proposals should be addressed to the Company at 1415 Larimer Street, Denver, CO 80202, Attn:
Patrick E. Meyers, Vice President and General Counsel.

                                  OTHER MATTERS

        Management does not intend to present, and has no information as of the date of preparation of this Proxy Statement that others will present, any business at the Annual Meeting other than business pertaining to matters set forth in the Notice of Annual Meeting and Proxy Statement. However, if other matters requiring the vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxies held by them in accordance with their best judgment on such matters, except for any vote on nominations to the Board of Directors from the floor. Such persons shall not vote their proxies in any manner on any such nominees.

                          ANNUAL REPORT ON FORM 10-KSB

        THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, IF ANY, BUT EXCLUDING EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE CONMSSION FOR ITS MOST RECENT FISCAL YEAR. SUCH WRITTEN REQUEST SHOULD BE ADDRESSED TO THE INVESTOR RELATIONS DEPARTMENT AT THE ADDRESS OF THE COMPANY APPEARING ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                            THE QUIZNO'S CORPORATION
                               1415 Larimer Street
                             Denver, Colorado 80202
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  June 22, 2000

        The undersigned hereby appoints each of Richard E. Schaden and Patrick
E. Meyers, individually, as proxy and attorney-in-fact for the undersigned with full power of substitution to vote on behalf of the undersigned at the Company's 2000 Annual Meeting of Shareholders to be held on June 22, 2000, and at any adjournment(s) or postponement(s) thereof, all shares of the Common Stock, $.001 par value, of the Company standing in the name of the undersigned or which the undersigned may be entitled to vote as follows, hereby revoking any proxy or proxies heretofore given by the undersigned:

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted "for" Items 1, 2, 3 and 4. In their sole discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof, as they determine in their sole discretion is in the best interest of the Company, except for any vote on nominations to the Board of Directors from the floor. Such proxies shall not vote their proxies in any manner on any such nominees from the floor.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1.   ELECTION OF DIRECTORS
FOR all nominees (except as indicated below)

WITHHOLD AUTHORITY to vote for all nominees

Nominees: Richard E. Schaden, Richard F. Schaden, Frederick H. Schaden, J. Eric Lawrence, Mark L. Bromberg and Brad A. Griffin.

To withhold authority to vote for any individual nominee, write that individual's name in the space below:


--------------------------------------------------------------------------------


2. Ratify and approve an increase from 200,000 to 300,000 in the number of shares of the Company's Common Stock authorized and reserved for issuance upon exercise of options pursuant to the Company's Amended and Restated Non-Employee Directors and Advisors Stock Option Plan.

                                        For __         Against __     Abstain __

3. Ratify and approve the creation of the Company's Class D Subordinated Convertible Preferred Stock, reserved for sale to a limited number of highly qualified employees as an incentive to continue as their employment with the Company;

                                        For __         Against __     Abstain __

4. Ratify the selection by the Board of Directors of Ehrhardt Keefe Steiner & Hottman PC, as independent auditors of the Company for the 2000 fiscal year.

                                        For __         Against __     Abstain __

                                    Please sign exactly as name appears at left:


                                    Dated:_________________________

                                    _______________________________
                                    Signature

                                    _______________________________
                                    Signature (if held jointly)

                                    When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
                                    If a corporation, please sign in the
                                    corporate name by president or other
                                    authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                   EXHIBIT A

                            THE QUIZNO'S CORPORATION

                   AMENDED AND RESTATED STOCK OPTION PLAN FOR
                             DIRECTORS AND ADVISORS

                      (As Amended Through November 4, 1999)

The purposes of The Quizno's Corporation's Amended and Restated Stock Option Plan for Directors and Advisors (the "Plan") are to (i) enable The Quizno's Corporation (the "Company") to attract and retain qualified directors and advisors who will serve and advise the Company regarding the establishment and satisfaction of long-term, strategic objectives, (ii) furnish an incentive to directors and advisors of the Company by making ownership in the Company available to them and (iii) amend and restate the Company's original Non-Employee Director Stock Option Plan, adopted by the Board on the November 30, 1993 and approved by the stockholders on December 20, 1993, under which no options were granted. Options granted under the Plan do not qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                                    ARTICLE I
                                   Definitions

For Plan purposes, except where the context clearly indicates otherwise, the following terms shall have the following meanings:

"Advisors" shall mean any person or persons appointed or designated by resolution of the Board as an advisor to the Company or the Board.

"Board" shall mean the Board of Directors of the Company.

"Closing Price," see definition in "Fair Market Value."

"Committee" shall mean the Compensation Committee of the Board, or such other Committee of the Board as the Board shall designate from time to time, which other Committee shall consist of three or more directors appointed by the Board from time to time.

"Company" shall mean The Quizno's Corporation.

"Eligible Participant" shall mean any Advisor or member of the Board.

"Option" shall mean a right to purchase Shares granted pursuant to the Plan and evidenced by an option certificate or stock option agreement in such form as the Committee may adopt for general use from time to time.

"Optionee" shall mean an Eligible Participant to whom an Option is granted pursuant to this Plan.

"Plan" shall mean The Quizno's Corporation Stock Option Plan for Directors and Advisors.

"Shares" shall mean shares of the Company's common stock, par value $.001.

"Fair Market Value" of the Shares shall mean the average of the daily Closing Price, as defined below, per Share for the ten (10) consecutive trading days commencing fifteen (15) trading days before such date. For purposes hereof, "Closing Price" shall mean, with respect to each share of the Company's common stock for any day, (a) the last reported sale price or, in case no such sale takes place on such day, the average of the closing bid and asking price, in either case as reported on the principal national securities exchange on which the Shares are listed or admitted for trading or, (b) if the Shares are not listed or admitted for trading on national securities exchange, the last reported sale price, or in the case no such sale takes place on such day, the average of the highest reported bid and the lowest reported asked quotation for the Shares, in either case as reported on the Automatic Quotation System of NASDAQ or a similar service if NASDAQ is no longer reporting such information. If no such market exists for the Shares, and no such market has existed for the Shares for ninety (90) days or more, the Board shall make a good faith determination of the Fair Market Value.

                                   ARTICLE II

                           Shares Subject to the Plan

The aggregate number of Shares which may be delivered upon exercise of Options granted under the Plan shall not exceed 200,000, subject to appropriate adjustment in the event the number of issued Shares shall be increased or reduced by a change in par value, combination, split-up, merger, reclassification, distribution of a dividend payable in stock, or the like. Shares covered by Options which have lapsed or expired may, in the Board's discretion, again be made subject to grants pursuant to the Plan.

                                   ARTICLE III

                                  Option Grants

3.1 Grant of Options. During the term of this Plan, all Advisors and directors shall automatically be granted an Option to purchase 4,000 Shares (pro-rated on a quarterly basis for service before an Advisor's or director's initial January 1 and subject to appropriate adjustment in the event the number of issued Shares shall be increased or reduced by a change in par value, combination, split-up, merger, reclassification, distribution of a dividend payable in stock, or the like) on (i) the date of their initial appointment or designation by the Board as an Advisor or their initial election to the Board, as the case may be, and (ii) every January 1 subsequent to that appointment, designation or election; provided, however, that such Advisor or director continues to hold such position of Advisor or director on such January 1. An Advisor or director may waive their right to the automatic grant of an Option as provided herein by notifying the Company in writing at least ten (10) business days prior to the grant date.

3.2 Stock Option Agreement. Each Option shall be evidenced by a written instrument, in such form as the Committee shall from time to time approve, which shall state the terms and conditions of the Option in accordance with the Plan and also shall contain such additional provisions as may be necessary or appropriate under applicable laws, regulations and rules.

                                   ARTICLE IV

                                Terms of Options

4.1 Exercise Price. The Option exercise price per Share shall be one hundred percent (100%) of the "Closing Price," as defined in Article I above, of a Share on the date the Option is granted.

4.2 Transfer--Restrictions. All Options shall be exercisable during an Optionee's lifetime only by such optionee. Options shall not be transferable other than by will or the laws of descent and distribution. No Option shall be subject, in whole or in part, to attachment, execution or levy of any kind.

4.3 Vesting. All Options granted shall vest and be exercisable on the grant date.

4.4 Expiration. All Options shall expire ten (10) years from the grant date or, if an Optionee ceases to be a director or an Advisor of the Company for any reason, all Options held by such optionee shall terminate upon the earlier of (i) three years after the date on which he or she ceased to be a director or an Advisor, as the case may be, or (ii) ten (10) years from the date of grant.

4.5 No Rights as Stockholder. No Optionee shall have any rights to dividends or other rights of a stockholder of the Company prior to the purchase of such Shares upon the exercise of the Option.

                                    ARTICLE V

                               Delivery of Shares

No Shares will be delivered upon exercise of an Option until the exercise price of the option is paid in full (i) in cash, (ii) by the delivery to the Company of Shares with a Fair Market Value equal to the exercise price of the Option,
(iii) by delivery of a combination of (i) and (ii) with an aggregate Fair Market Value equal to the exercise price or (iv) by delivery of an Option or Options to purchase Shares with a net aggregate value (i.e., the aggregate value of all Shares subject to the exercised options less the aggregate exercise price of such Options) equal to the exercise price.

Share certificates issued to Optionees upon exercise of Options may, at the sole discretion of the Committee, be issued subject to, and bear language limiting their transfer otherwise than in accordance with, the Plan and applicable state and federal law, including the then existing regulations under Section 16(b) of the Securities and Exchange Act of 1934, as amended.

                                   ARTICLE VI

                             Continuation of Service

Neither this Plan nor the grant of any Option hereunder shall confer upon any Optionee the right to continue as a director or Advisor of the Company or obligate the Company to nominate any Optionee for election as a director or appointment or designation an as Advisor at any time.

                                  ARTICLE VII

                            Fundamental Transactions

7.1 Merger, Consolidation or Change of Control. In connection with any merger, consolidation, change in control or similar reorganization, excluding an initial public offering ("Reorganization"), the Committee may in its discretion:

(a) Negotiate a binding agreement whereby any acquiring or successor corporation will assume each Option then outstanding or substitute an equivalent option meeting the requirements of Section 424(a) of the Code for each Option outstanding;

(b)     Accelerate any applicable vesting provisions; or

(c) Authorize cash payments to Optionees equal to the difference between the aggregate Exercise Price of each Option then outstanding irrespective of the Option's current exercisability and the Fair Market Value of the Shares covered by such Option. Any cash payment which the Company may be required to make pursuant to such Committee authorization shall be made within sixty (60) days following such authorization and fully discharge any and all obligations the Company may have in connection with the Options. Notwithstanding the forgoing, the Committee shall have no obligation to take any action with respect to any Option in connection with a Reorganization.

7.2 Initial Public Offering. Notwithstanding the registration with the Securities and Exchange Commission of any Shares pursuant to a plan for the initial public offering of the Company's common stock, the applicable vesting schedule shall continue to apply to all Options.
        Upon the registration of any of the Company's common stock, the optionee must comply with all applicable federal and state securities laws which apply to such Optionees and any stock received upon exercise of any options.

                                  ARTICLE VIII

                               Plan Administration

8.1 Administration by Committee. The Plan shall be administered by the Committee. The Committee shall be empowered, subject to the provisions of the Plan and to any other directives issued by the Board, to prescribe, amend and rescind rules and regulations of general application relating to the operation of the Plan and to make all other determinations necessary or desirable for its proper administration. Decisions of the Committee shall be final, conclusive and binding upon all parties, including the Company, the stockholders and the Eligible Participants.

8.2 Indemnification. Neither the Company, any subsidiary thereof, nor any director or officer thereof, nor the Committee nor any member of the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith. The Committee and each of its members shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including reasonable attorneys, fees and costs) arising therefrom to the full extent permitted by law and under any directors and officers liability insurance coverage which may be in effect from time to time.

                                   ARTICLE IX

                          Amendment and Discontinuance

The Board is authorized to make such changes in the Plan as it, in its sole discretion, deems necessary. The Board may at any time suspend or discontinue the Plan. No action of the Board or of the stockholders, however, shall alter or impair any Option therefore granted under the Plan except as herein provided.

                                   ARTICLE X

                                  Adjustments

In the event of a stock dividend, stock split or other subdivision, consolidation, reorganization or similar change in the outstanding shares of Common Stock or capital structure of the Company (collectively, a "Stock Adjustment"), the following shall occur under the Plan: (i) the number of shares of Common Stock reserved or otherwise available under Article II for Options, and subject to outstanding Options, shall be adjusted proportionately (and automatically reduced by any fraction resulting from such adjustment); and (ii) the Exercise Price per share of outstanding Options shall be adjusted so that the aggregate Exercise Price payable pursuant to each outstanding Option after the Stock Adjustment shall equal the aggregate amount so payable prior to the Stock Adjustment. In the event of any dispute concerning such adjustment, the decision of the Committee shall be conclusive. if a Stock Adjustment is made, the Committee shall notify all Optionees of such adjustment within thirty (30) days of making such an adjustment, which notification shall state the adjusted number of shares of Common Stock for which a particular Option is exercisable.

                                   ARTICLE XI

                                  Miscellaneous

10.1 No Obligation or Entitlement. It is expressly understood that this Plan grants powers to the Committee but does not require their exercise; nor shall any person, by reason of the adoption of this Plan, be deemed to be entitled to the grant of any Option; nor shall any rights be deemed to accrue under the Plan except as Options may actually be granted hereunder.

10.2 Other Grants. The adoption of this Plan shall not preclude the Board from granting options to purchase Shares to any person in connection with his or her service on the Board without reference to, and outside of, this Plan.

10.3 Expenses. All expenses of the Plan, including the cost of maintaining records, shall be borne by the Company.

                                   ARTICLE XII

                             Plan Adoption and Term

This Plan shall become effective upon the (i) adoption by the Board and (ii) approval by the Company's stockholders at an Annual Meeting of Stockholders. This Plan shall continue in effect for ten years from the date of its initial approval by the Company's stockholders. No Option may be granted hereunder after such ten-year period, but Options granted within such ten-year period may extend beyond the termination date of the Plan.

                                   EXHIBIT B

SS: Form D-4
Submit in Duplicate
Submit in duplicate
Filing Fee:  $25.00
document must be typewritten


                                    Mail To:
                          Colorado Secretary of State
                               Corporations Office
                            1560 Broadway, Suite 200
                             Denver, Colorado 80202
                                 (303) 894-2251

                              ARTICLES OF AMENDMENT
                                     of the
                            ARTICLES OF INCORPORATION
                                       of
                            THE QUIZNO'S CORPORATION


     Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

     FIRST: The name of the corporation is: The Quizno's Corporation.

     SECOND: The following amendment to the Amended and Restated Articles of Incorporation was duly authorized by the Board of Directors without shareholder action at a meeting held on May 6, 1999 in accordance with the provisions of Section 7-106-102 of the Colorado Business Corporation Act.

     THIRD: Article II of the Amended and Restated Articles of
Incorporation of the Corporation is hereby amended by adding the following paragraph to Article II:

     "Class D Subordinated Convertible Preferred Stock.

     a. General. Ten thousand (10,000) shares of authorized preferred stock is hereby designed as the Class D Subordianted Convertible Preferred Stock
(the "Class D Preferred Stock").

     b. Conversion.

     (i) Subject to the following paragraphs, each share of Class D Preferred Stock shall be convertible into twenty-five (25) shares of the Corporation's common stock, par value $.001 per share (the "Common
Stock"), at any time after (i) the Corporation's earnings before income tax, depreciation and amortization for a fiscal year (excluding such earnings derived from extraordinary asset acquisitions after June 1, 1999, and nonrecurring or unusual transactions, as determined by the Corporation's Chief Executive Officer) equal or exceed $12,000,000, and
(ii) the Corporation's Chief Executive Officer has approved such conversion (the "Conversion Vesting Date"), provided, however that in no case shall any such conversion be permitted to occur before March 31, 2001, or after the redemption date provided for in paragraph c below.

     (ii) If at any time the Corporation reorganizes, consolidates, merges, exchanges shares, or sells, leases, exchanges or transfers all or substantially all of its assets, then as a part of such reorganization, consolidation, merger, share exchange or sale, lease, exchange or transfer, provision shall be made so that each holder of shares of Class D Preferred Stock will thereafter be entitled (but only after the occurrence of the Conversion Vesting Date) to receive upon conversion of his shares of Class D Preferred Stock, the number of shares of stock or other securities or property of the Corporation, or successor corporation resulting from such reorganization, consolidation, merger, share exchange or sale, lease, exchange or transfer, which the holder would have received had he converted his shares of Class D Preferred Stock immediately prior to the effective time of such reorganization, consolidation, merger, share exchange or sale, lease, exchange or transfer. In the event of a distribution, including a stock dividend, in shares of Common Stock, or any reclassification, subdivision (stock split) or combination (reverse stock split) of Common Stock, the conversion rate set forth in clause (i) above shall be adjusted so that the holder of Class D Preferred Stock shall receive the kind and amount of shares of Common Stock, or other securities or property, upon conversion, which the holder would have received had he converted his shares of Class D Preferred Stock immediately prior to such distribution, reclassification, subdivision or combination.

     c. Redemption. At the option of the Corporation, shares of Class D Preferred Stock may be redeemed, in whole or in part, on or after March 31, 2005, at a redemption price of $3.00 per share, so long as the holder of such shares of Class D Preferred Stock is given sixty (60) days notice of such redemption.

     d. Dividends. The holder of record of each share of Class D Preferred Stock shall receive no dividends, whether in cash, stock or other property, except as provided in paragraph e below.

     e. Liquidation or Dissolution. In the event of any voluntary or involuntary liquidation, or winding up of the affairs of the Corporation, the holders of the issued and outstanding Class D Preferred Stock shall be entitled to receive for each share of Class D Preferred Stock, before any distribution of the assets of the Corporation shall be made to the holders of shares of Common Stock, a dollar amount equal to $3.00. The payment of the liquidation distribution provided herein shall be subordinated to the payment of required liquidation distributions on all other classes or series of Preferred Stock of the Corporation then outstanding, and shall only be paid if the payment of the required liquidation distributions have been made to all holders of any other classes or series of Preferred Stock of the Corporation then outstanding. A reorganization, consolidation or merger of the Corporation, a share exchange, a sale, lease, exchange or transfer of all or substantially all of its assets as an entirety, or any purchase or redemption of stock of the Corporation of any class, shall not be regarded as a "liquidation, dissolution, or winding up of the affairs of the Corporation" within the meaning of this paragraph e.

     f. Voting Rights. Except as otherwise expressly provided in the Colorado Business Corporation Act, holders of Class D Preferred Stock shall have no right to vote for the election of directors or for any other purpose."

     IN WITNESS WHEREOF, The Quizno's Corporation has caused these
Articles of Amendment to its Articles of Incorporation to be signed by its President and Chief Executive Officer, effective as of the date of filing with the Secretary of State of the State of Colorado.

                                          THE QUIZNO'S CORPORATION


                                          By /s/ Richard E. Schaden
                                            ----------------------

                                               Its President and Chief
                                               Executive Officer